UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2008

FULLCIRCLE REGISTRY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-51918	87-0653761
(State of or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

161 Alpine Drive, Shelbyville, Kentucky	40065
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 410-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2008, Norman L. Frohreich, President and CEO of FullCircle Registry, Inc. (the “Company”), issued a letter to the shareholders of the Company discussing the Company’s business plan for 2008 and announcing the appointment of Jim Axline to the position of Vice President Acency Acquisitions and William M. Jackson to the position of Regional Vice President Agency Management.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 President’s letter to the shareholders, dated January 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULLCIRCLE REGISTRY, INC.
Dated: January 3, 2008	By	/s/ Norman L. Frohreich
Norman L. Frohreich
Its: President and CEO

Exhibit Index

Exhibit No.	Description

99.1	President’s letter to the shareholders, dated January 3, 2008